                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                   NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETINGS                              333 West Wacker Drive
OF SHAREHOLDERS -                                      Chicago, Illinois  60606
NOVEMBER 21, 1996                                      800-257-8787

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.

September 30, 1996

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen California Municipal Value Fund, Inc. ("California Value") and Nuveen New York Municipal Value Fund, Inc. ("New York Value"), each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st Floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, IL, on Thursday, November 21, 1996, at 10:00 a.m., Chicago time, for the following purposes:

    1. To elect two (2) directors to each serve for a three year term and until their successors shall have been duly elected and qualified.

    2. To ratify the selection of Ernst & Young LLP as independent auditors as outlined below:

       a. For California Value, for its fiscal year ending August 31, 1997;

       b. For New York Value, for its fiscal year ending September 30, 1997.

    3. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record of each Fund at the close of business on September 23, 1996 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

333 West Wacker Drive
Chicago, Illinois 60606
800-257-8787
JOINT PROXY STATEMENT
SEPTEMBER 30, 1996

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors of each of Nuveen California Municipal Value Fund, Inc. ("California Value") and Nuveen New York Municipal Value Fund, Inc. ("New York Value") (individually, a "Fund" and, collectively, the "Funds") of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on November 21, 1996 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees for director, as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of either Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of Directors of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of the other Fund.

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspector of election appointed for that Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will have the same effect as shares voted against the election of directors and against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of September 23, 1996 there were issued and outstanding 25,129,965 shares of California Value and 14,842,649 shares of New York Value. Those persons who were shareholders of record at the close of business on September 23, 1996 will be entitled to one vote for each share held.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about September 30, 1996.

1. ELECTION OF DIRECTORS OF EACH FUND

At the Annual Meeting of California Value two (2) directors are to be elected for a three year term, and at the Annual Meeting of New York Value two (2) directors are to be elected for a three year term, as described below. The Board of Directors of each Fund has designated Anthony T. Dean and Anne E. Impellizzeri as the nominees for directors for terms expiring at the Annual Meeting of Shareholders of that Fund in 1999, and until their successors have been duly elected and qualified.

The Board of Directors of each Fund is divided into three classes with the terms of each of the first, second and third classes expiring at the Annual Meetings of the Funds in the years indicated in the table below. The members of the Board of Directors and the nominees for election to the Board are the same for each Fund. The affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the directors of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a director of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board of Directors.

The table below shows each nominee's or continuing director's age, principal occupation and other business affiliations, the year in which each nominee or continuing director was first elected or appointed a director of each Fund and the number of common shares of the Funds and of all funds managed by Nuveen Advisory Corp. (excluding money market funds) which each nominee or continuing director beneficially owned as of August 31, 1996. Anne E. Impellizzeri was last elected to each Fund's Board of Directors at the 1994 annual meeting of shareholders. Anthony T. Dean will be standing for election by each Fund's shareholders for the first time at the Annual Meeting. Mr. Dean was appointed to each Board to fill a vacancy that occurred upon the retirement of Richard J. Franke from John Nuveen & Co. Incorporated and the Board of each Fund on June 30, 1996. Mr. Franke's contributions to the Funds are greatly appreciated. There is currently one vacancy on each Fund's Board. Each Fund's nominating committee is considering candidates for that vacancy.

EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR DIRECTOR OF EACH FUND

- ---------------------------------------------------------------------------------------------
                                                                     FULL SHARES OF
                                                                      COMMON STOCK
                                                                   BENEFICIALLY OWNED
                                                                    AUGUST 31, 1996
                                             YEAR FIRST    ----------------------------------
     NAME, AGE AND PRINCIPAL        YEAR     ELECTED OR                               ALL
          OCCUPATION OF             TERM      APPOINTED    CALIFORNIA   NEW YORK     NUVEEN
NOMINEES AS OF AUGUST 31, 1996(1)  EXPIRES   A DIRECTOR     VALUE(2)    VALUE(2)    FUNDS(3)
- ---------------------------------------------------------------------------------------------
CLASS II, CALIFORNIA VALUE
CLASS II, NEW YORK VALUE
*Anthony T. Dean (51)              1999      1996-                   0          0       6,845
Director and President of the                each Fund
Funds (since July 1996); Director
and (since July 1996) President
of The John Nuveen Company, John
Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen
Institutional Advisory Corp.;
prior thereto, Executive Vice
President of The John Nuveen
Company, John Nuveen & Co.
Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.

Anne E. Impellizzeri (63)          1999      1994-                   0          0       2,000
Director of the Funds; President             each Fund
and Chief Executive Officer of
Blanton-Peale Institute (since
December 1990); prior thereto,
Vice President of New York City
Partnership (from 1987 to 1990)
and Vice President of
Metropolitan Life Insurance
Company (from 1980 to 1987).

CONTINUING DIRECTORS OF EACH FUND

- -----------------------------------------------------------------------------------------------
                                                                                 FULL SHARES OF
                                                                                   COMMON STOCK
                                                                             BENEFICIALLY OWNED
                                                                                AUGUST 31, 1996
NAME, AGE AND PRINCIPAL                      YEAR FIRST    ------------------------------------
OCCUPATION OF                      YEAR      ELECTED OR                                     ALL
CONTINUING DIRECTORS AS OF         TERM      APPOINTED       CALIFORNIA    NEW YORK      NUVEEN
AUGUST 31, 1996(1)                 EXPIRES   A DIRECTOR        VALUE(2)    VALUE(2)    FUNDS(3)
- -----------------------------------------------------------------------------------------------
CLASS III, CALIFORNIA VALUE
CLASS III, NEW YORK VALUE

Margaret K. Rosenheim (70)         1997      1987-                    0           0       5,432
Director of the Funds; Helen Ross            each Fund
Professor of Social Welfare
Policy, School of Social Service
Administration, University of
Chicago.

CLASS I, CALIFORNIA VALUE
CLASS I, NEW YORK VALUE

Lawrence H. Brown (62)             1998      1993-                    0           0       3,704
Director of the Funds; retired in            each Fund
August 1989 as Senior Vice
President of The Northern Trust
Company.

Peter R. Sawers (63)               1998      1991-                    0           0       8,433
Director of the Funds; Adjunct               each Fund
Professor of Business and
Economics, University of Dubuque,
Iowa; Adjunct Professor, Lake
Forest Graduate School of
Management, Lake Forest, Illinois
(since January 1992); prior
thereto, Executive Director,
Towers Perrin Australia
(management consultant); Chartered
Financial Analyst; Certified
Management Consultant.

*Timothy R. Schwertfeger (47)      1998      1994-                    0           0      96,576
Chairman (since July 1996) and               each Fund
Director of the Funds (since July
1994); Chairman (since July 1996)
and Director of The John Nuveen
Company, John Nuveen & Co.
Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.; prior thereto,
Executive Vice President of The
John Nuveen Company, John Nuveen &
Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional
Advisory Corp.
- -----------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment advisor, Nuveen Advisory Corp.

(1) The directors and director nominees of the Funds, are board members of 21 Nuveen open-end funds and 53 closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). In addition, Messrs. Dean and Schwertfeger are also board members of eight funds managed by Nuveen Institutional Advisory Corp.

(2) No director or director nominee beneficially owned any shares of Common Stock of either Fund.

(3) The number shown reflects the aggregate number of common shares beneficially owned in all of the NAC Funds referred to in note (1) above (excluding money market funds).

The directors affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Directors who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of that Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the director wishes to begin deferral.

The table below shows, for each director who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by California Value for its fiscal year ended August 31, 1996 and for New York Value for its fiscal year ended September 30, 1995 and the total compensation that the Nuveen funds accrued for each director during the calendar year 1995, including any interest earned for directors on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings for that calendar quarter on the shares of such Nuveen fund.


- ------------------------------------------------------------------------------------
                                                                           TOTAL
                                                                        COMPENSATION
                                                                        NUVEEN FUNDS
                                         AGGREGATE COMPENSATION         ACCRUED FOR
           NAME OF DIRECTOR                  FROM THE FUNDS             DIRECTORS(1)
- ------------------------------------------------------------------------------------
                                        CALIFORNIA       NEW YORK
                                          VALUE           VALUE
                                        -------------------------
Lawrence H. Brown                             $504           $328         $ 55,500
Anne E. Impellizzeri                           504            328           63,000
Margaret K. Rosenheim                          534            342           62,322(2)
Peter R. Sawers                                504            328           55,500

- ------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of the NAC Funds.

(2) Includes $1,572 in interest accrued on deferred compensation from prior years.

Anthony T. Dean, Margaret K. Rosenheim and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of Directors of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. The executive committee of California Value held fifteen meetings during the fiscal year ended August 31, 1996. The executive committee of New York Value held twelve meetings during the fiscal year ended September 30, 1995.

Each Fund's Board of Directors has an audit committee composed of Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, directors who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Directors. The audit committee of California Value held two meetings during the fiscal year ended August 31, 1996. The audit committee of New York Value held two meetings during the fiscal year ended September 30, 1995.

Nomination of those directors who are not "interested persons" of each Fund is committed to a nominating committee composed of the directors who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested directors. The nominating committee of California Value held one meeting during the fiscal year ended August 31, 1996. The nominating committee of New York Value held one meeting during the fiscal year ended September 30, 1995. No policy or procedure has been established as to the recommendation of director nominees by shareholders.

The Board of Directors of California Value held six meetings during the fiscal year ended August 31, 1996. The Board of Directors of New York Value held five meetings during the fiscal year ended September 30, 1995. During the last fiscal year, each director attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The Funds have the same executive officers. The following table sets forth information as of August 31, 1996 with respect to each executive officer of the Funds, other than executive officers who are directors and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of each Fund following the Annual Meeting of Shareholders, which Board meeting is presently scheduled to be held on January 29, 1997 for each Fund.

- -----------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS             POSITION AND OFFICES WITH
FOR PAST FIVE YEARS                             FUNDS
- -----------------------------------------------------------------------------
William M. Fitzgerald, 32                       Vice President
Vice President of Nuveen Advisory Corp.         (since 1996)
(since December 1995); prior thereto,
Assistant Vice President (from September
1992 to December 1995) and Assistant
Portfolio Manager (from June 1988 to
September 1992) of Nuveen Advisory Corp.;
Chartered Financial Analyst.

Kathleen M. Flanagan, 49                        Vice President
Vice President of John Nuveen & Co.             (since 1994)
Incorporated and (since 1996) Vice President
of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

J. Thomas Futrell, 41                           Vice President
Vice President of Nuveen Advisory Corp.;        (since 1991)
Chartered Financial Analyst.

Steven J. Krupa, 39                             Vice President
Vice President of Nuveen Advisory Corp.         (since 1990)

- -----------------------------------------------------------------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS             POSITION AND OFFICES WITH
FOR PAST FIVE YEARS                             FUNDS
- -----------------------------------------------------------------------------
Anna R. Kucinskis, 50                           Vice President
Vice President of John Nuveen & Co.             (since 1991)
Incorporated.

Larry W. Martin, 45                             Vice President (since 1993) &
Vice President (since September 1992),          Assistant Secretary (since
Assistant Secretary and Assistant General       1987)
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and
Assistant Secretary of Nuveen Advisory
Corp.; Vice President (since May 1993) and
Assistant Secretary (since January 1992) of
Nuveen Institutional Advisory Corp.;
Assistant Secretary (since February 1993) of
The John Nuveen Company; Director of Nuveen,
Duff & Phelps Investment Advisors (since
January 1995).

O. Walter Renfftlen, 57                         Vice President & Controller
Vice President and Controller of The John       (since each Fund's
Nuveen Company (since March 1992), John         organization)
Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory
Corp.

Thomas C. Spalding, Jr., 45                     Vice President
Vice President of Nuveen Advisory Corp. and     (since each Fund's
Nuveen Institutional Advisory Corp.;            organization)
Chartered Financial Analyst.

H. William Stabenow, 62                         Vice President & Treasurer
Vice President and Treasurer of The John        (since 1988)
Nuveen Company (since March 1992), John
Nuveen & Co. Incorporated, Nuveen Advisory
Corp. and Nuveen Institutional Advisory
Corp. (since January 1992).

James J. Wesolowski, 46                         Vice President & Secretary
Vice President, General Counsel and             (since 1988)
Secretary of The John Nuveen Company (since
March 1992), John Nuveen & Co. Incorporated,
Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.

Gifford R. Zimmerman, 39                        Vice President (since 1993) &
Vice President (since September 1992),          Assistant Secretary (since
Assistant Secretary and Assistant General       1988)
Counsel of John Nuveen & Co. Incorporated;
Vice President (since May 1993) and
Assistant Secretary of Nuveen Advisory
Corp.; Vice President (since May 1993) and
Assistant Secretary (since January 1992) of
Nuveen Institutional Advisory Corp.;
Assistant Secretary of The John Nuveen
Company (since May 1994).
- -----------------------------------------------------------------------------

On August 31, 1996, directors and executive officers of the Funds as a group did not beneficially own any shares of either Fund. On August 31, 1996, directors, director nominees and executive officers of the Funds as a group beneficially owned 199,161 common shares of all funds managed by the Adviser (excluding money market funds). As of August 31, 1996, no person is known to the Funds to have owned beneficially more than five percent of the shares of Common Stock of either Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board of Directors who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund, for California Value, for the fiscal year ending August 31, 1997 and, for New York Value, for the fiscal year ending September 30, 1997. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for California Value in its initial public offering of shares in October 1987 and for New York Value in its initial public offering of shares in October 1987.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of either of the Funds to be held in 1997 a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 2, 1997.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $4,000.

SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended August 31, 1996, for California Value, and September 30, 1996, for New York Value, all Section 16(a) filing requirements applicable to that Fund's officers and directors, investment adviser and affiliated persons of the investment adviser were complied with.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following such Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT (IF AVAILABLE) UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at either Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

James J. Wesolowski
Secretary

                                                                         NCA1196

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.                PROXY BALLOT
COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 21, 1996

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen New York Municipal Fund, Inc. to be held on November 21, 1996, or any adjournment or adjournments thereof:

1. Election of Directors:
   NOMINEES: Anthony T. Dean, Anne E. Impellizzeri (each to a term expiring in 1999).

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending September 30, 1997.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

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You are encouraged to specify your choices by marking the appropriate boxes ON
THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
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                               SEE REVERSE SIDE
                                                                        NNY1196

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND THE PROPOSAL:       Please mark your votes as in this example.   /X/
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1.    ELECTION OF DIRECTORS:               / / FOR              / / WITHHOLD authority          / / WITHHOLD authority to vote
      (SEE REVERSE FOR NOMINEES)               all nominees         to vote for all nominees        for nominees indicated below:
                                                                                                     -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE  of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                 FOR         AGAINST      ABSTAIN
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL     / /         / /          / /
   YEAR ENDING SEPTEMBER 30, 1997.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
   PROPERLY COME BEFORE THE ANNUAL MEETING.
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THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICAITON IS MADE, SUCH SHARES WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR THE PROPOSAL SET FORTH ON THIS PROXY.

Please be sure to sign and date this Proxy.

- --------------------------------
Shareholder sign here       Date

- --------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NCA1196                NNY1196
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